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                                                                   EXHIBIT 10.20



                      AMENDMENT NUMBER TWO TO THE GENERAL
                          LOAN AND SECURITY AGREEMENT
                                  GENRAD, INC.

       This Amendment Number Two To The General Loan And Security Agreement (this "Amendment") is entered into this 24th day of November, 1993, by and between GENRAD, INC., a Massachusetts corporation ("Borrower"), whose chief executive office is located at 300 Baker Avenue, Concord, Massachusetts 01742-2174 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                                     FACTS
                                     -----

       FACT ONE: Foothill and Borrower have previously entered into that certain General Loan And Security Agreement, dated June 23, 1992, as amended (the "Agreement").

       FACT TWO: Foothill and Borrower desire to further amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

       NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

       1. Unless earlier terminated by Foothill pursuant to Section 3.1 of the Agreement, the term of the Agreement shall be extended to January 1, 1995.

       2. Section 6.13 of the Agreement is hereby amended in its entirety to read as follows:

       "6.13 FINANCIAL COVENANTS. As of the end of any fiscal quarter during the term of this Agreement:
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            (a) Minimum Current Ratio.
                ---------------------

                 (i) CONSOLIDATED. Borrower and its Subsidiaries will not permit the ratio of (A) Consolidated Current Assets to (B) Consolidated Current Liabilities to be less than .8 to 1.0.

                 (ii) DOMESTIC. Borrower will not permit the ratio of (A) Borrower's Current Assets to (B) Borrower's Current Liabilities to be less than .55 to 1.0.


            (b) Minimum Capital Funds.
                ---------------------

                 (i) CONSOLIDATED. Borrower and its Subsidiaries will not permit Consolidated Capital Funds to be less than:


                 4th Quarter, 1993     $2,000,000
                 1st Quarter, 1994     $2,000,000
                 2nd Quarter, 1994     $2,500,000
                 3rd Quarter, 1994     $3,500,000
                 4th Quarter, 1994     $3,500,000

                 (ii) DOMESTIC. Borrower will not permit Borrower's Capital Funds to be less than Twelve Million Dollars ($12,000,000).


            (c) Leverage Ratio.
                --------------

                 (i) CONSOLIDATED. Borrower and its Subsidiaries will not permit the ratio of (A) Indebtedness to (B) Consolidated Capital Funds to be greater than:

                 4th Quarter, 1993       4.75 to 1.0
                 1st Quarter, 1994       4.75 to 1.0
                 2nd Quarter, 1994       4.75 to 1.0
                 3rd Quarter, 1994       2.75 to 1.0
                 4th Quarter, 1994       2.75 to 1.0

                 (ii) DOMESTIC. Borrower will not permit the ratio of (A) Indebtedness to (B) Borrower's Capital Funds to be greater than 1.0 to 1.0."

         3. Borrower shall pay to Foothill a contract extension fee in the amount of $60,000 and a covenant amendment fee in the amount of $15,000, for a total of $75,000, due and payable upon execution hereof. Said contract extension fee and
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    covenant amendment fee shall be earned at the time of payment and shall be non-refundable.

        4. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

        IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year first written above.

    FOOTHILL CAPITAL CORPORATION     GENRAD, INC.


    By /s/ LISA M. GONZALES          By /s/ ROBERT C. ALDWORTH
        ---------------------------     ----------------------------

    Its   AVP                       Its  VICE PRESIDENT & CFO
        --------------------------      ----------------------------

    ----------------------------------------------------------------

    By its acceptance below this 30th day of November, 1992, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated June 23, 1992 and consents to the above-stated terms.

    The undersigned further confirms that the Guaranty continues to be secured by that certain Stock Pledge Agreement dated June 23, 1992.

                                    GENRAD HOLDINGS, LIMITED


                                    By /s/  WALTER SHEPHARD
                                       --------------------
                                        Walter Shephard

                                    Its Director
                                        --------------------